DOMINION INSIGHT GROWTH FUND
                               Semi-Annual Report
                                December 31, 1999
                                   (unaudited)

Dominion Insight Growth Fund
A SERIES OF DOMINION FUNDS, INC.
--------------------------------------------------------------------------------

To Our Shareholders:

Enclosed is the semi-annual report for the Fund for the period ended December 31, 1999. As you know from our previous correspondence, the total return for the calendar year was 77.4%. It was an exceptional year.

In the annual report for June 30, 1999, we reminded you we were "looking for a continued strong economy, low inflation, and low unemployment--all elements that central bankers at the Federal Reserve strive for. This portends strong performance for the market in general and growth stocks in particular." This has certainly proved to be the case and is reflected in the Fund's performance, although Mr. Greenspan continues to ratchet interest rates in an effort to slow the economy.

In September, the Board of Directors voted to replace the Investment Advisor with Nye, Parnell & Emerson Capital Management of which Paul Dietrich is the managing director. This change became effective November 1, 1999 and has since been ratified by the shareholders. Mr. Dietrich's management style is clearly aligned with the stated investment objectives of the Fund, and contributed to the year-end performance. We anticipate continued superior long-term performance with Paul's focus on dominant companies. For more information about this thinking, please see the articles on the Fund's website at www.dominionfunds.com.

The Fund held its annual meeting on December 21, 1999 for the purposes of electing five directors, approving the Investment Advisory Agreement with Nye, Parnell & Emerson Capital Management, and ratifying the selection of Wallace Sanders & Company as auditors of the Fund for the fiscal year ending June 30, 2000. Douglas W. Powell, C. Dewey Elliott, III, Peter R. Goldschmidt, Robert H. Spiro, Jr., and Allen B. Clark, Jr. were all elected to continue as directors following the meeting. At the adjourned meeting, 317,775 of the shares were present in person or represented by proxy, 317,775 of which were voted for the nominees, and 22,403, 23,957, 19,942, 20,161, and 19,942 of which were withheld with respect to each of the respective nominees, 26,1466, 14,154, and 37,259 of which were voted for, against, and to abstain, respectively, with respect to the approval of Nye, Parnell & Emerson Capital Management as the investment advisor, and 28,4503, 9,860 and 18,515 of which were voted for, against, and to abstain, respectively, with respect to the ratification of the selection of Wallace Sanders & Company.

Finally, please be sure to send your e-mail address to info@dominionfunds.com at your earliest convenience.

February 28, 2000         Douglas W. Powell              C. Dewey Elliott, III
                     Chief Executive Officer             President




The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          DOMINION INSIGHT GROWTH FUND
                            Investments in Securities
                                December 31, 1999

                                                                    Percent of
Common Stocks                               Shares         Value    Total Assets
-------------                               ------         -----    ------------
Beverages

      Coca Cola*                            6,500         $ 378,625         2.1%
                                                          ---------       ------

Commercial Services

      Comdisco Inc.*                        3,000           111,750          .6
      Federal Express                       7,000           286,563         1.6
      SEI Investment Co.*                   1,000           119,016          .6
      UPS                                   1,500           103,500          .6
                                                          ---------       ------
                                                            620,829         3.4
                                                          ---------       ------
Computers

      Cisco                                 7,400           792,725         4.3
      Dell Computer                         8,800           448,800         2.4
      Intel Corp.*                          4,500           370,406         2.0
      Sun Microsystems                     10,000           774,375         4.2
      Texas Instruments*                    1,500           145,313          .8
                                                          ---------       ------
                                                          2,531,619        13.8
                                                          ---------       ------
Computer Services

      BMC Software                          3,000           559,563         1.1
      Comverse Tech                         2,000           289,500         1.6
                                                          ---------       ------
                                                            849,063         4.6
                                                          ---------       ------

Computer Software

      Adobe Sys Inc.*                       3,000           201,750         1.1
      America On Line                       4,000           301,750         1.6
      Compuware Corporation                 6,000           223,500         1.2
      Mercury Interactive                   1,000           107,938          .6
      Microsoft Corporation                 3,700           431,975         2.3
                                                          ---------       ------
                                                          1,266,913         6.9
                                                          ---------       ------
Electronics

      Altera Corporation                    4,000           198,250         1.1
      Applied Materials                     3,800           481,413         2.6
      Applied Micro                         3,000           381,750         2.1
      CTS Corporation*                      2,500           188,438         1.0
      EMC Corporation Mass                  7,000           764,750         4.2
      JDS Uniphase Corporation              7,000         1,129,188         6.1
      Optical Coating Lab*                  3,000           888,000         4.8
      RF Micro Devices SE                   3,000           205,313         1.1
      Solectron                             4,000           380,500         2.1
      Vitesse Semiconductor                 4,000           209,750         1.1
      Xilinx Incorporated                  12,000           545,626         3.0
                                                          ---------       ------
                                                          5,372,978        29.2
                                                          ---------       ------
Financial

      Capital One Financial*                6,200           298,763         1.6
                                                          ---------       ------
Insurance

      MBIA Incorporated*                    4,500           237,656        1.3
                                                          ---------       ------


The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND

                            Investments in Securities

                                December 31, 1999

                                                                    Percent of
Common Stocks                               Shares         Value    Total Assets
-------------                               ------         -----    ------------
(continued)

Machinery

      American Power Conversion             4,000           105,500          .6%
                                                          ---------       ------
Manufacturing

      General Electric*                     2,000           309,500         1.7
                                                          ---------       ------
Pharmaceutical

      Medimune Incorporated                 3,000           497,625         2.7
      Merck*                                5,000           335,313         1.8
      Pfizer Incorporated*                  8,000           259,500         1.4
                                                          ---------       ------
                                                          1,092,438         5.9
                                                          ---------       ------
Publishing/Printing

      Time Warner*                          6,000           434,625         2.4
                                                          ---------       ------

Retail

      Walmart*                              4,000          276,500          1.5
                                                         ---------        ------

Telecommunications

      Batm Adv-Comm UK                        800          65,699            .4
      Cox Communications Inc. CL A          2,500         128,750            .7
      Echostar Comm                         2,000         195,000           1.1
      Harmonic Lightwaves                   2,000         142,406            .8
      Lucent Technologies*                  5,000         374,063           2.0
      Nokia Adr.*                             500          95,000            .5
      Nextel Comm Inc-A                     5,000         515,625           2.8
      Powerwave Techs                       2,000         116,750            .6
      Qualcomm Inc.                         9,200       1,620,350           8.8
      Tellabs Incorporated                  3,000         192,563           1.0
      Vodafone Airtouch*                    8,000         396,000           2.2
      Voice Stream*                         1,500         213,469           1.2
      MCI Worldcom Incorporated             8,250         437,760           2.4
                                                        ---------         ------
                                                        4,493,441          24.4
                                                        ---------         ------
Utilities

      Bell Atlantic*                        3,500         215,469           1.2
                                                        ---------         ------

Total Investments in Securities                       $18,483,913           100%
Cost - $11,207,778                                    ===========         ======

*     Presently non-income producing security


The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       Statement of Assets and Liabilities
                                December 31, 1999
                                   (unaudited)

Assets
------
      Investments in securities at value                             $18,483,912
        (identified cost of $11,207,778)

      Receivables
           Dividends and interest                                          6,864
                                                                  --------------

                TOTAL ASSETS                                          18,490,776
                                                                  --------------

Liabilities
-----------

      Payable to broker                                                   77,401
      Accrued administrative fee                                          17,257
      Accrued investment advisory fee                                     13,895
                                                                  --------------

                TOTAL LIABILITIES                                        108,553
                                                                  --------------

Net Assets
----------

      Equivalent to $23.90 per share on 769,102 shares
      of capital stock outstanding.                                  $18,382,223
                                                                  ==============

The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                             Statement of Operations
                  For The Six Months Ended December 31, 1999
                                   (unaudited)

Investment Loss
----------------
      Investment Income
           Dividends                                                $      7,980
           Interest                                                       11,710
                                                                     -----------

                Total investment income                                   19,690
                                                                     -----------


      Expenses

           Investment advisory fee                                        73,360
           Administrative fee                                             91,715
                                                                     -----------

                Total expenses                                           165,075
                                                                     -----------

           Net investment loss                                         (145,385)
                                                                     -----------

Realized gain and unrealized appreciation on investments
--------------------------------------------------------

      Net realized gain on investments in securities                   4,532,187

      Net change in unrealized appreciation of investments
      in securities                                                    2,957,264
                                                                     -----------

      Net gain on investments                                          7,489,451
                                                                     -----------

      NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                 $7,344,066
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       Statement of Changes in Net Assets
                  For The Six Months Ended December 31, 1999
                                   (unaudited)

Change in net assets from operations
------------------------------------

      Net investment loss                                          $   (145,385)
      Net realized gain on investments                                 4,532,187
      Change in unrealized appreciation                                2,957,264
                                                                   -------------

           Net increase in net assets
               resulting from operations                               7,344,066

Distributions to shareholders from net realized
-----------------------------------------------
gains on investments in securities                                   (3,649,884)
----------------------------------


Capital share transactions - net                                         177,271
--------------------------------                                   -------------


      Total increase in net assets                                     3,871,453


Net Assets
----------

      Beginning of period                                             14,510,770
                                                                    ------------


      END OF PERIOD                                                 $ 18,382,223
      (including undistributed investment                           ============
      loss of $1,801,559)

The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                        Financial Highlights (unaudited)

                                               Six Months     Year Ended
                                                 Ended        06/30/99
                                                12/31/99
                                               (unaudited)
    Per Share Data:                                (1)            (1)
                                              --------------  --------------

      Net asset value, beginning of period     $    19.15     $    17.56
                                              --------------  --------------

    Income from investment operations:

      Net investment loss                          (0.19)         (0.36)


      Net realized and unrealized
      gains on securities                           10.76          4.20
                                              --------------  --------------

      Total income from investment operations       10.57          3.84
                                              --------------  --------------

    Less distributions:

      Distributions from net realized gains        (5.82)        (2.25)
                                              --------------  --------------

      Net asset value, end of period          $    23.90      $   19.15
                                              ==============  ==============

    Total return                                  60.26%         25.47%
                                              ==============  ==============

    Ratios/Supplemental Data:

      Net assets, end of period
       in thousands)                         $   18,382       $ 14,511


      Ratio of expenses to average net assets     2.25%          2.25%


      Ratio of net investment loss to
      average net assets                           .50%          2.14%


      Portfolio turnover rate                    91.78%        185.62%


      (1)Per share information has been calculated using the average number of shares outstanding.


      The accompanying notes are an integral part of these financial highlights.

                          DOMINION INSIGHT GROWTH FUND
                          Notes to Financial Statements

Note 1-Summary of Significant Accounting Policies
       ------------------------------------------

      Organization and Nature of Operations

      Dominion Insight Growth Fund (the "Fund") is a separate series of shares of common stock of Dominion Funds, Inc. (the "Company"). The Company was incorporated in the state of Texas on June 5, 1992. The Company is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents an equal proportionate interest in the net assets of the Fund with each other share in such series and no interest in any other series.

      Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Valuation of Securities

      Securities are valued at the close of each business day. Securities traded on national securities exchanges or in national market systems are valued at the last quoted sales price on the day of valuation. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors.

      Security Transactions and Investment Income

      Security transactions are accounted for on the date the securities are purchased or sold, plus one day. Realized security gains and losses from security transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

                          DOMINION INSIGHT GROWTH FUND
                          Notes to Financial Statements

Note 1-Summary of Significant Accounting Policies, continued
       -----------------------------------------------------

      Income Taxes

      The Fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

      Net investment income, net realized gains and the cost of investments in securities may differ for financial statement and tax purposes because of book-to-tax differences. The character of distributions from net investment income or net realized gains may therefore differ form their ultimate characterization for federal income tax purposes. At December 31, 1999, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      Distributions to Shareholders

      It is the policy of the Fund to generally pay annual distributions from net investment income and make distributions of any realized capital gains as required by law. These dividends are recorded on the ex-dividend date, and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

Note 2-Capital Share Transactions
       --------------------------

      As of December 31, 1999, there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified. As of December 31, 1999, capital paid in aggregated was $9,315,061.

      Transactions in capital stock for the six months ended December 31, 1999 were as follows:

                                              Shares        Amount
                                              ------        ------
           Shares sold                          8,763   $        176,522
           Shares issued in reinvestment
           of dividends                       166,094          3,371,705
                                             --------         ----------
                                              174,857          3,548,227

           Shares redeemed                    163,354          3,370,956
                                             --------     --------------
           Net increase                        11,503    $       177,271
                                            =========    ===============

                          DOMINION INSIGHT GROWTH FUND
                          Notes to Financial Statements

Note 3-Distribution To Shareholders
       ----------------------------

      On December 1, 1999, a distribution of $5.82 aggregating $3,649,884 was declared from net realized gains from investment transactions. The dividend was paid on December 3, 1999, to all shareholders of record on November 30, 1999.

      As of December 31, 1999, the fund had undistributed net realized gains of $4,532,187.

Note 4-Investment Transactions
       -----------------------

      Cost of purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 1999 were $13,303,821 and $16,355,724, respectively. The cost of securities for federal income taxes is the same as that shown in the schedule of investments. Net gain on investments for the six months ended December 31, 1999, was $7,489,451. All security transactions were in long transactions. As of December 31, 1999, the aggregate gross unrealized appreciation and depreciation of securities was as follows:

           Unrealized appreciation                $ 7,464,078
           Unrealized depreciation                  (187,944)
                                                  -----------
             Net unrealized appreciation          $ 7,276,134
                                                  ===========

                          DOMINION INSIGHT GROWTH FUND
                          Notes to Financial Statements

Note  5-Investment  Advisory Fees and Other Agreements and  Transactions  with
        ----------------------------------------------------------------------
        Affiliates
        ----------

      The Fund had an Investment Advisory Agreement (the "Advisory Agreement") with Insight Capital Management, Inc. (the "Advisor") to act as its investment advisor through October 31, 1999 and with Nye, Parnell, & Emerson (Advisor), effective November 1, 1999. The Advisor also serves as investment advisor to certain private accounts. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

      The Fund has an Administration Agreement with Dominion Institutional Services Corporation (the "Administrator"). Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

      The Fund has entered into a Distribution Agreement with Northstar Securities, Inc. (the "Distributor") pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. There is no sales charge to the investor for purchase of shares.

      During the six months ended December 31, 1999, all orders for the Fund's portfolio securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions received by the Distributor for executing portfolio transactions for the six months ended December 31, 1999 were approximately $52,844.

      Certain directors and officers of the Company are also directors, officers, and/or employees of the Administrator.

                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 1999

                                    Officers
                                    --------
                                Douglas W. Powell
                             Chief Executive Officer
                              C. Dewey Elliott, III
                                    President

                                    Directors
                                    ---------
                         Peter R. Goldschmidt, Chairman
                              Robert H. Spiro, Jr.
                               Allen B. Clark, Jr.
                                Douglas W. Powell
                              C. Dewey Elliott, III

                               Investment Advisor
                               ------------------
                   Nye, Parnell, & Emerson Capital Management
                                  526 King St.
                              Alexandria, VA 22314

                                  Administrator
                                  -------------
                   Dominion Institutional Services Corporation
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                   Distributor
                                   -----------
                           Northstar Securities, Inc.
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                    Custodian
                                    ---------
                            May Financial Corporation
                          8333 Douglas Ave., Suite 400
                                Dallas, TX 75225

                                 Transfer Agent
                                 --------------
                               Fund Services, Inc.
                          1500 Forest Avenue, Suite 111
                               Richmond, VA 23229

                              Independent Auditors
                              --------------------
                            Wallace Sanders & Company
                          Certified Public Accountants
                    511 E. John Carpenter Freeway, Suite 200
                                Irving, TX 75062

                                  Legal Counsel
                                  -------------
                            Frederick C. Summers, III
                           A Professional Corporation
                                 Attorney at Law
                          5949 Sherry Lane, Suite 1025
                                Dallas, TX 75225